CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS                                        CASH FLOWS   PAGE 1 OF  2
COLLECTION PERIOD: JUNE 1, 2002 THROUGH JUNE 30, 2002
ACCRUAL PERIOD: JUNE 17, 2002 THROUGH JULY 14, 2002
DISTRIBUTION DATE: JULY 15, 2002

                                                                   TRUST                SERIES         SERIES        SERIES
                                                                   TOTALS               1996-1         1998-1        1999-2
                                                              ----------------       -----------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                                 47,491,719.42 *     3,030,583.39   3,030,583.39  3,636,700.07
Principal Collections from Seller                             1,000,000,000.00 *             0.00           0.00          0.00
Investment Income on Accounts                                       153,340.27          11,321.01      11,319.92     13,587.86
Balances in Principal Funding Accounts                                    0.00               0.00           0.00          0.00
Balances in Reserve Fund Accounts                                20,478,500.00       1,750,000.00   1,750,000.00  2,100,000.00
Balances in Excess Funding Accounts                                       0.00               0.00           0.00          0.00
Balance in Yield Supplement Accounts                             21,404,000.00       2,000,000.00   2,000,000.00  2,400,000.00
Other Adjustments                                                         0.00               0.00           0.00          0.00
                                                              ----------------       -----------------------------------------
                  TOTAL AVAILABLE                             1,089,527,559.69       6,791,904.41   6,791,903.32  8,150,287.93
                                                              ================       =========================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders          14,330,826.68         768,055.56     746,666.67    919,333.33
Principal Due to Note/Certificateholders                      1,000,000,000.00               0.00           0.00          0.00
Principal to Funding Account                                              0.00 *             0.00           0.00          0.00
Move Funds to the Reserve Fund Accounts                          16,978,500.00       1,750,000.00   1,750,000.00  2,100,000.00
Move Funds to the Excess Funding Accounts                                 0.00               0.00           0.00          0.00
Move Funds to the Yield Supplement Accounts                      17,404,000.00       2,000,000.00   2,000,000.00  2,400,000.00
Yield Supplement  & Reserve Account to Seller                     7,500,000.00 *             0.00           0.00          0.00
Service Fees to Seller                                            6,709,358.42 *       416,666.67     416,666.67    500,000.00
Defaulted Amounts to Seller                                         680,365.48 *        49,654.47      49,654.47     59,585.36
Excess Collections to Seller                                     25,924,509.10 *     1,807,527.71   1,828,915.51  2,171,369.24
Excess Funding Account Balance to Seller                                  0.00 *             0.00           0.00          0.00
                                                              ----------------       -----------------------------------------
                TOTAL DISBURSEMENTS                           1,089,527,559.69       6,791,904.41   6,791,903.32  8,150,287.93
                                                              ================       =========================================
                       Proof                                              0.00               0.00           0.00          0.00

                                                                   SERIES                 SERIES               SERIES
                                                                   1999-3                 1999-4               2000-A
                                                              -----------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                                  6,061,166.78         3,056,050.48          4,545,875.09
Principal Collections from Seller                             1,000,000,000.00                 0.00                  0.00
Investment Income on Accounts                                        22,641.32             8,523.08             16,980.50
Balances in Principal Funding Accounts                                    0.00                 0.00                  0.00
Balances in Reserve Fund Accounts                                 3,500,000.00         1,750,000.00          2,625,000.00
Balances in Excess Funding Accounts                                       0.00                 0.00                  0.00
Balance in Yield Supplement Accounts                              4,000,000.00                 0.00          3,000,000.00
Other Adjustments                                                         0.00                 0.00                  0.00
                                                              -----------------------------------------------------------
                  Total Available                             1,013,583,808.10         4,814,573.56         10,187,855.59
                                                              ===========================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders           1,524,444.44         2,679,166.67          1,131,666.67
Principal Due to Note/Certificateholders                      1,000,000,000.00                 0.00                  0.00
Principal to Funding Account                                              0.00                 0.00                  0.00
Move Funds to the Reserve Fund Accounts                                   0.00         1,750,000.00          2,625,000.00
Move Funds to the Excess Funding Accounts                                 0.00                 0.00                  0.00
Move Funds to the Yield Supplement Accounts                               0.00                 0.00          3,000,000.00
Yield Supplement  & Reserve Account to Seller                     7,500,000.00                 0.00                  0.00
Service Fees to Seller                                              833,333.33           416,666.67            625,000.00
Defaulted Amounts to Seller                                               0.00            49,654.47             74,481.70
Excess Collections to Seller                                      3,726,030.33           (80,914.24)         2,731,707.22
Excess Funding Account Balance to Seller                                  0.00                 0.00                  0.00
                                                              -----------------------------------------------------------
                Total Disbursements                           1,013,583,808.10         4,814,573.56         10,187,855.59
                                                              ===========================================================
                       Proof                                              0.00                 0.00                  0.00

-----------------------------------------------------        TO: JOHN BOBKO/ALLISON CLAN                       FROM: PAUL GEKIERE
* FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK:                     THE BANK OF NEW YORK                                DAIMLERCHRYSLER
                                       (5,822,513.59)            (212) 328-7553/3245                                 (248) 512-2758
-----------------------------------------------------


           SERIES             SERIES              SERIES             DCMOT
           2000-B             2000-C              2001-A             2002-A           OTHER
        ----------------------------------------------------------------------------------------

        3,036,644.56       3,030,583.39        6,061,166.78       12,002,365.48             0.00
                0.00               0.00                0.00                0.00
           11,315.48          11,319.92           22,641.32           23,689.86
                0.00               0.00                0.00                0.00

        1,753,500.00       1,750,000.00        3,500,000.00                0.00
                0.00               0.00                0.00                0.00
        2,004,000.00       2,000,000.00        4,000,000.00                0.00
                0.00               0.00                0.00                0.00             0.00
        ----------------------------------------------------------------------------------------
        6,805,460.04       6,791,903.32       13,583,808.10       12,026,055.34             0.00
        ========================================================================================

          748,160.00         742,777.78        1,481,666.67        3,588,888.89

                0.00               0.00                0.00                0.00
                0.00               0.00                0.00                0.00
        1,753,500.00       1,750,000.00        3,500,000.00                0.00
                0.00               0.00                0.00                0.00
        2,004,000.00       2,000,000.00        4,000,000.00                0.00
                0.00               0.00                0.00                0.00
          417,500.00         416,666.67          833,333.33        1,833,525.09
           49,753.77          49,654.47           99,308.93          198,617.86
        1,832,546.26       1,832,804.40        3,669,499.17        6,405,023.50             0.00
                0.00               0.00                0.00                0.00
        ----------------------------------------------------------------------------------------
        6,805,460.04       6,791,903.32       13,583,808.10       12,026,055.34             0.00
        ========================================================================================
                0.00               0.00                0.00                0.00             0.00
        ========================================================================================

  ---------------------------------------------------------------------
  INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:
             Chrysler                                             $0.00
             Investment Income                               153,340.27
             Collection Account                        1,012,500,000.00
             Reserve & Yield Accounts                      7,500,000.00
             Balance in Excess Funding Account                     0.00
                                                      -----------------
                                                      $1,020,153,340.27
     2. Distribute funds to:
             Series Note/Certificate Holders          $1,014,330,826.68
             Chrysler                                      5,822,513.59
             Trust Deposit Accounts                                0.00
                                                    -------------------
                                                      $1,020,153,340.27

     3. Verify account balances in Collection, Funding, Reserve & Yield
        Supplement Accounts.
  ---------------------------------------------------------------------